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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2004

HOMESTAR MORTGAGE ACCEPTANCE CORP. (as company under a Pooling and Servicing Agreement, dated as of November 1, 2004, providing for, inter alia, the issuance of Asset-Backed Pass-Through Certificates, Series 2004-6)


                       HOMESTAR MORTGAGE ACCEPTANCE CORP.
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             (Exact name of registrant as specified in its charter)

       DELAWARE                       333-116235                 90-0098699
       --------                       ----------                 ----------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
of Incorporation)                     File Number)           Identification No.)
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W. 115 Century Road                             07652
PARAMUS, NEW JERSEY                           (Zip Code)
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(Address of Principal
Executive Offices)

Registrant's telephone number, including area code, is (201) 225-2006


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Item 9.01.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                 (a) Not applicable

                 (b) Not applicable

                 (c) Exhibits:


EXHIBIT NO.        ITEM  601(A) OF              DESCRIPTION
                   REGULATION S-K
                   EXHIBIT NO.
     1                  99                      Computational Materials --
                                                Computational Materials (as
                                                defined in Item 8.01) that
                                                have been provided by the
                                                Underwriter to certain
                                                prospective purchasers of
                                                the Homestar Mortgage
                                                Acceptance Corp.
                                                Asset-Backed Pass-Through
                                                Certificates, Series 2004-6
                                                (filed in paper pursuant to
                                                the automatic SEC exemption
                                                pursuant to Release
                                                33-7427, August 7, 1997)

Item 8.01.   OTHER EVENTS.

         On or about November 19, 2004, the Registrant will cause the issuance and sale of approximately $754,866,000 initial principal amount of Asset-Backed Pass-Through Certificates, Series 2004-6 (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2004, among the Registrant, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and HSBC Bank USA, National Association, as Trustee.

         In connection with the sale of the Series 2004-6, Class A-1, Class A-2, Class A-3A, Class A-3B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class C, Class P and Class R Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement 333-116235, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         HOMESTAR MORTGAGE
                                         ACCEPTANCE CORP.


                                         By: /S/ FRANK PLENSKOFSKI
                                            ------------------------------------
                                         Name:  Frank Plenskofski
                                         Title: Vice President and Treasurer

Dated: November 19, 2004

                                  EXHIBIT INDEX


             Item 601(a) of      Sequentially
Exhibit      Regulation S-K      Numbered
Number       Exhibit No.         Description                  Page
-------      --------------      ------------                 ----

1            99                  Computational Materials      Filed Manually